EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IDI Global, Inc., on Form 10-KSB for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kevin R. Griffith, Chief Executive Officer, and Steve Weatherly, a consultant performing certain services for the Company commonly provided by a Chief Financial Officer and Principal Accounting Officer, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin R Griffith

Kevin R. Griffith

Chief Executive Officer

(Principal Executive Officer)

/s/ Steven D. Weatherly

Steven D. Weatherly

Consultant performing certain

services for the Company

commonly provided by a

Chief Financial Officer and

Principal Accounting Officer